Joint Filer Information

Title of Security:	Common Stock
Issuer & Ticker Symbol:	American Capital, Ltd.
Designated Filer:	Paulson & Co. Inc.
Other Joint Filers:
Paulson Advantage Master Ltd. (“Advantage Master”);
Paulson Advantage Plus Master Ltd. (“Advantage Plus Master”);
Paulson Partners Enhanced, L.P. (“Enhanced LP”);
Paulson Enhanced Ltd. (“Enhanced Ltd.”);
Paulson International Ltd. (“International”);
Paulson Partners L.P. (“Paulson Partners”);
Paulson Recovery Master Fund Ltd. (“Recovery Master”); and
John Paulson

Addresses:
The address of each of Paulson Partners, Enhanced LP and John Paulson is 1251 Avenue of the Americas, 50th Floor, New York, New York 10020.

The address of each of Advantage Master, Advantage Plus Master, Enhanced Ltd., International, Recovery Master is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, Grand Cayman, KY1-1104, Cayman Islands.

Signatures:

Dated:  December 9, 2011

PAULSON ADVANTAGE MASTER LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
        -------------------------
Name:   Stuart L. Merzer
Title:     General Counsel &
                 Chief Compliance Officer

PAULSON ADVANTAGE PLUS MASTER LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
        -------------------------
Name:   Stuart L. Merzer
Title:     General Counsel &
                 Chief Compliance Officer

PAULSON INTERNATIONAL LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
        -------------------------
Name:   Stuart L. Merzer
Title:     General Counsel &
                 Chief Compliance Officer

PAULSON ENHANCED LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
        -------------------------
Name:   Stuart L. Merzer
Title:     General Counsel &
                 Chief Compliance Officer

PAULSON RECOVERY MASTER FUND LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
        -------------------------
Name:   Stuart L. Merzer
Title:     General Counsel &
                 Chief Compliance Officer

PAULSON PARTNERS L.P.
By: Paulson Advisers LLC, general partner
By: Paulson & Co. Inc., managing member

By:  /s/ Stuart L. Merzer
        -------------------------
Name:   Stuart L. Merzer
Title:     General Counsel &
                 Chief Compliance Officer

PAULSON PARTNERS ENHANCED L.P.
By: Paulson Advisers LLC, general partner
By: Paulson & Co. Inc., managing member

By:  /s/ Stuart L. Merzer
        -------------------------
Name:   Stuart L. Merzer
Title:     General Counsel &
                 Chief Compliance Officer

/s/ Stuart L. Merzer
----------------------------------------
      Stuart L. Merzer, as Attorney-in-Fact
                 For John Paulson

POWER OF ATTORNEY

The undersigned hereby makes, constitutes and appoints Stuart Merzer as the undersigned’s true and lawful authorized representative, attorney-in-fact and agent, with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

The undersigned also hereby grants to such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the 1934 Act or any other provision of the 1934 Act or the rules promulgated thereunder.

This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of October 29, 2008.

/s/ John Paulson
John Paulson

ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF NEW YORK, COUNTY OF NEW YORK ss.:

On October 29, 2008, before me, the undersigned personally appeared, John Paulson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marsha Rojas
 (signature and office of individual taking acknowledgement)

[Notary Stamp and Seal]